UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2007

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

                When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to MB Financial Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

                Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities, including our acquisition of First Oak Brook Bancshares, Inc. might not be realized within the expected time frames, and costs or difficulties related to integration matters might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (7) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (8) our ability to access cost-effective funding; (9) changes in financial markets; (10) changes in economic conditions in general and in the Chicago metropolitan area in particular; (11) the costs, effects and outcomes of litigation; (12) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (13) changes in accounting principles, policies or guidelines; (14) our future acquisitions of other depository institutions or lines of business; and (15) the impact of the guidance recently prepared by the Office of the Comptroller of the Currency regarding concentrations in real estate lending.

                MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer February/March, 2007 NASDAQ: MBFI Investor Presentation

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to MB Financial Inc.’s

Who Are We? Financial profile1: $8.0bn in assets $5.3bn in loans $5.9bn in deposits $67mm in net income Rapidly growing Commercial Bank serving middle market companies: Over 85 calling officers with 20+ years average experience Gaining market share Retail and wealth management business lines support our commercial bank Expanding, desirable branch network 64 full service Chicagoland branches Strategically located to have access to 79% of middle market companies Opportunistic acquisitions add scale, capabilities and market share 1 As of or for the year ended December 31, 2006. Chicago MSA

MB Financial Snapshot (Dollars amounts in millions, except per share data) 1 See “Non-GAAP Disclosure Reconciliations” on page 20. 1 1 2000 2006 Change Assets $3,287 $7,978 +142.7% Loans $2,019 $5,201 +157.6% Deposits $2,639 $5,899 +123.5% Net income $26.5 $67.1 +153.2% Fully diluted EPS $1.01 $2.12 +109.9% Return on equity 9.58% 10.70% +1.12% Cash return on tangible equity 12.79% 17.04% +4.25% Net interest margin - FTE 3.75% 3.52% -0.23% Efficiency ratio 65.29% 59.61% -5.68% Non-performing loan ratio 0.81% 0.45% -0.36%

Commercial Banking Largest, most developed business unit, drives company performance Loans to middle-market companies with revenues ranging from $5 to $100mm Treasury Management products for all company sizes Double digit organic growth every year Focused on: Middle-market business financing Treasury management Real estate investor, construction, developer financing Lease banking 1 FOBB merger added $632mm in commercial-related loans. 2 Excludes impact of FOBB merger. Including FOBB CAGR = 18%. (1) +15% CAGR2 $744 $995 $1,108 $1,359 $1,667 $1,978 $2,558 $763 $793 $832 $882 $977 $1,132 $1,538 $1,507 $1,788 $1,940 $2,241 $2,644 $3,110 $4,096 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2000 2001 2002 2003 2004 2005 2006 Millions Commercial and Industrial (including lease loans) Commercial Real Estate (including construction real estate)

Credit Quality Excellent, stable, predictable Improving non-performing loan ratios Loans are granular – typical size is $5 to $10 million Allowance vs. NPL to Total Loans 1.17% 1.19% 1.35% 1.40% 1.33% 1.32% 1.20% 0.45% 0.81% 0.78% 0.75% 0.88% 0.71% 0.56% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2000 2001 2002 2003 2004 2005 2006 Allowance to Total Loans NPL to Total Loans Net Charge-offs to Average Loans 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 2000 0.15% 2001 0.42% 2002 0.33% 2003 0.37% 2004 0.23% 2005 0.22% 2006 0.23%

Diversified Loan Portfolio Commercial Loans by Industry Type ($4.1 bn) Loan Portfolio Composition ($5.2 bn) As of December 31, 2006 * Includes Lease Loans. Wholesalers 4% Retailers 3% Miscellaneous 5% Other Real Estate Industries 6% Non-residential Building Operators 13% Real Estate Developers 20% Residential Building Operators 8% Private Households 13% Finance and Insurance 6% Services 11% Manufacturing 11% Construction 17% Commercial Real Estate 32% Commercial* 29% Residential, Consumer and Indirect 22%

Retail Banking Retail Banking provides much of the funding for our commercial lending business Provides 65% of our deposits Generates 22% of our loans Excellent Chicagoland branch footprint Key differentiation attributes Convenience – Extended branch hours and open 7 days/week in most branches ATM Freedom – Qualifying customers can use any ATM in the world at no cost Extended deposit cut-off times – Accelerates cash availability 2007 objectives Grow transaction account balances Improve deposit mix $1,088 $5,899 (1) 1 FOBB merger added $1.9 billion in deposits. 2 Excludes impact of FOBB merger. Including FOBB CAGR = 14%. +7% CAGR2 $435 $474 $497 $599 $674 $695 $976 $323 $336 $365 $461 $535 $485 $545 $583 $573 $713 $817 $723 $1,126 $272 $615 $1,194 $1,306 $1,423 $1,499 $1,664 $1,688 $2,742 $481 $570 $4,202 $3,962 $3,432 $3,019 $2,822 $2,639 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2000 2001 2002 2003 2004 2005 2006 Millions Time Brokered CDs NOW & MMDA Savings Non-Interest Bearing

Wealth Management Private Banking Targets wealthy individuals and business owners Rapidly growing, with profitability metrics very similar to Commercial Banking Asset Management and Trust Target market: Wealthy individuals Middle market business owners and their families Illinois police and fire retirement funds Guardianships Rapidly growing; with increased scale has significantly improved profitability Vision Investment Services Focused on providing brokerage services through our branch network Recently added capital markets expertise to support the needs of our commercial customers 1 FOBB merger added $1.2 billion in assets under management. (1) $1.1 $1.6 $0.7 $0.8 $0.9 $1.0 $0.9 $1.4 $1.5 $3.2 $1.0 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 2000 2001 2002 2003 2004 2005 2006 Billions Asset Management and Trust Assets Under Management Brokerage Assets Under Administration

Chicago’s Attractive Market Opportunity Total # banks/thrifts 266 51 40 161 131 58 83 138 58 54 Avg. deposits per bank/thrift ($mm) 904 1,453 1,536 354 365 694 446 226 505 445 # banks/thrifts > 1% share 17 10 14 8 16 18 13 20 13 15 Source: SNL DataSource. Deposit data for Midwestern MSAs as of June 30, 2006. The Opportunity The $106bn in deposits held by banking institutions outside the top 10 is larger than all other Midwestern MSAs in their entirety $261bn $87bn $58bn $50bn $39bn $41bn $35bn $25bn 19.1% 13.5% 41.4% 18.1% 23.8% 36.9% 26.1% 11.3% 10.6% 40.7% 51.6% 61.4% 28.5% 60.2% 56.1% 37.9% 61.1% 59.7% 60.6% 39.3% $65bn $29bn Chicago Detroit Cleveland Minneapolis St. Louis Milwaukee Cincinnati Kansas City Columbus Indianapolis Top 3 4-5 6-10 > 10

Deposit Market Share for Chicago MSA

Rank	Institution (ST)	Number of Branches	Total Deposits in Market ($000)	Total Market Share (%)
1	JPMorgan Chase & Co. (NY)	352	40,082,127	15.4
2	LaSalle Bank Corporation (IL)	141	36,964,783	14.2
3	BMO Financial Group	202	25,583,773	9.8
4	Fifth Third Bancorp (OH)	137	8,464,094	3.2
5	Royal Bank of Scotland Group	142	8,323,741	3.2
6	Corus Bankshares Inc. (IL)	14	8,320,397	3.2
7	Northern Trust Corp. (IL)	19	7,296,736	2.8
8	Wintrust Financial Corp. (IL)	68	7,206,254	2.8
9	Citigroup Inc. (NY)	60	6,734,590	2.6
10	**MB Financial, Inc. (IL)**	**64**	**5,938,464**	**2.3**
11	MAF Bancorp Inc. (IL)	58	5,700,470	2.2
12	First Midwest Bancorp Inc. (IL)	89	5,636,174	2.2
13	National City Corp. (OH)	68	4,917,452	1.9
14	Bank of America Corp. (NC)	54	4,744,656	1.8
15	FBOP Corp. (IL)	31	3,195,591	1.2
16	TCF Financial Corp. (MN)	214	2,997,126	1.2
17	Taylor Capital Group Inc. (IL)	14	2,697,547	1.0
	Total for Institutions with greater than 1% market share		184,803,975	70.8
	All other institutions		76,338,282	29.2
	Total For Institutions In Market	**3,216**	**261,142,257**	**100.0**

Source: SNL DataSource. Data as of September 30, 2006. Includes pending acquisitions through February 20, 2006.

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M&A Highlights 1990-2000 2001 2002 2003 2004 10 Acquisitions ($1.9bn assets) April – FSL Holdings ($222mm assets) November – MOE of MidCity and MB Financial April – Lincolnwood ($228mm assets) August – LaSalle Leasing ($92mm assets) Feb – South Holland ($560mm assets) May – Divest Abrams Centre ($98mm assets) May – First Security Fed ($567mm assets) Disciplined Pricing Attractive Financial Results FSL Holdings 21.7x 9.7x 1.2x 4.3% Lincolnwood 14.4 9.7 1.6 6.9 LaSalle Leasing 10.0 6.3 1.3 N/A South Holland 18.1 10.3 1.2 4.4 First Security Fed 16.8 9.8 1.7 18.8 First Oak Brook 30.4 12.6 2.8 15.8 27% 3.5% 27 4.5 22 3.4 22 3.5 21 3.5 15 2.2 IRR EPS Accretion Stated Adjusted* P/B Prem/Dep** P/E 1st Year 2006 August – First Oak Brook ($2,362mm assets) Strive to be the “partner of choice” for sellers Look for mutual win situations Utilize acquisitions to build scale, efficiencies and critical mass in a fragmented market * P/E Adjusted is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity). The impact of purchase accounting accretion is included in the First Oak Brook adjusted P/E. ** Deposits exclude public fund certificates of deposit.

Compelling Strategic Combination + + + MB Financial First Oak Brook Combined Asset generation capability 17% annual commercial loan growth* Top 10 deposit market share in Cook County Leasing, broker / dealer and wealth management businesses Deposit gathering expertise 12%+ annual core deposit growth* Top 5 deposit market share in DuPage County Treasury, wealth management and merchant processing businesses Strong earning asset growth supported by low cost core deposit funding Top 10 Chicago MSA deposit market share Enhanced scale and breadth in fee income Unique and valuable Chicago banking franchise * Based on the 12/31/03 – 6/30/06 CAGR. This is a recent example of what we strive to achieve with our merger and acquisition activities:

Consistent Financial Performance Cash ROTCE 12.8% 12.9% 16.8% 18.4% 19.5% 18.2% 17.0 % NIM / Fed Funds rate Net Income ($mm) Fed Funds Long-term success managing our net interest margin 2006 margin negatively impacted by tightening spreads on loans and deposits due to competitive pressures in Chicago market and FOBB merger $27.0 $31.5 $53.4 $64.4 $66.4 $67.1 $46.4 3.52% 3.74% 3.79% 3.80% 4.03% 3.73% 3.75% $0 $10 $20 $30 $40 $50 $60 $70 $80 2000 2001* 2002 2003 2004 2005 2006 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Net Income NIM** *Excludes merger charge GAAP Disclosure Reconciliations" on page 20.

Composition of Total Revenue 2006 Fee Income 26.5% of Total Revenue Focus in 2007 on growing fee income Diversification of revenue streams is important to us Likely expansion areas include trust and asset management, leasing and merchant card processing Net Interest Income 73.5% of Total Revenue Deposit Service Fees 7.4% Lease Financing Revenues 4.9% Brokerage Fees 3.4% Trust and Asset Mgmt Fees 2.5% Merchant Processing Fees 2.5% All Other Fees 3.8%

Operating Efficiency Net Non-interest Expense to Average Assets Efficiency Ratio Striving to cut expenses and improve our operating leverage FOBB cost savings are substantially in place Expect to exceed initial FOBB cost savings estimate of $12.7 million 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2000 2001 2002 2003 2004 2005 2006 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Efficiency Ratio Net Non-interest Expense to Average Asset Ratio

MBFI Share Price Performance +119% +45% 80% 100% 120% 140% 160% 180% 200% 220% 240% 260% Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 MBFI Midwest Bank Index

Key Investment Considerations Build Commercial Banking market share Strategy Implementation Add Commercial lenders Add Private Bankers Hire recent college graduates for training program Emphasize Commercial Banking in branding Grow fee income and diversify revenue streams Improve operating leverage Build Wealth Management profitability Acquire opportunistically Enhance Leasing and Brokerage contribution Maximize FOBB transaction cost savings Improve facilities management Improve vendor management Improve operating procedures 13% EPS growth 17% average cash ROTCE 3.77% average NIM 28bps average charge-off ratio Results since 2000

Non-GAAP Disclosure Reconciliations These materials contain certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such measures include cash return on tangible equity and net interest margin on a fully tax equivalent basis. Cash return on tangible equity is determined by dividing cash earnings by average tangible stockholders’ equity. The most directly comparable GAAP measure, return on equity, is determined by dividing net income by average stockholders’ equity. Cash earnings excludes from net income the effect of amortization expense for intangible assets other than goodwill (which is not amortized but tested for impairment annually), and average tangible stockholders’ equity excludes from average stockholders’ equity acquisition-related goodwill and other intangible assets, net of tax benefit. We believe that the presentation of cash return on tangible equity is helpful in understanding our financial results, as it provides a method to assess our success in utilizing our tangible capital. Net interest margin on a fully tax equivalent basis is determined by dividing net interest income on a fully tax equivalent basis by average interest-earning assets. The most directly comparable GAAP measure, net interest margin, is determined by dividing net interest income by average interest-earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. We believe that it is a standard practice in the banking industry to present net interest margin on a fully tax equivalent basis, and accordingly believe that providing this measure may be useful for peer comparison purposes. The following tables reconcile cash earnings to net income, average tangible stockholders’ equity to average stockholders’ equity and net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: (dollars in thousands)

Non-GAAP Disclosure Reconciliations 2000 2001 2002 2003 2004 2005 2006 Net income, as reported 26,548 $ 29,951 $ 45,829 $ 52,567 $ 63,128 $ 64,754 $ 67,114 $ Plus: Intangible amortization, net of tax benefit 3,022 3,212 631 754 660 645 1,281 Cash earnings 29,570 $ 33,163 $ 46,460 $ 53,321 $ 63,788 $ 65,399 $ 68,395 $ Average stockholders' equity 263,917 $ 290,120 $ 319,376 $ 362,151 $ 435,419 $ 492,513 $ 627,069 $ Less: Goodwill 27,634 30,439 40,773 67,391 101,314 123,879 213,874 Less:

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer February/March, 2007 NASDAQ: MBFI Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the26th day of February, 2007.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York

Vice President and Chief Financial Officer

(Principal Financial and Principal Accounting Officer)